BOARD OF DIRECTORS

Thomas R. Copps
David W. Graebel
William J. Lohr
Dale R. Schuh, Chairman
Steven J. Umland

OFFICERS

James J. Weishan, President
Wallace D. Taylor, Vice President
William M. O'Reilly, Secretary
William J. Lohr, Treasurer

INVESTMENT ADVISOR

Sentry Investment Management, Inc.
Stevens Point, Wisconsin

UNDERWRITER

Sentry Equity Services, Inc.
Stevens Point, Wisconsin

CUSTODIAN

Citibank, N.A.
New York, New York

LEGAL COUNSEL

Godfrey & Kahn
Milwaukee, Wisconsin

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.


                               SENTRY FUND, INC.
                                  ANNUAL REPORT
                                OCTOBER 31, 2000

                                    [PHOTO]

                              - NO SALES CHARGES -

                             - NO REDEMPTION FEES -

                                - NO 12b-1 FEES -

                                SENTRY FUND, INC.

             1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                         DECEMBER 7, 2000

The stock market has experienced significant gyrations over the past 12 months. Investors are trying to come to grips with continued high valuations in technology stocks despite the large correction in stock prices in this sector. Numerous technology companies have indicated earnings and revenue growth will be less robust over the next 6 - 12 months. Economic growth also appears to be slowing, placing more doubts in the minds of investors.

As of the end of October 2000, the NASDAQ was down 17.2% for the first 10 months of the year and the Standard and Poors 500 declined 1.7%. Technology related stocks have performed poorly over the last 6 months, led by Internet and telecommunications stocks. We believe these sectors will remain weak until revenues improve.

The U.S. Gross Domestic Product slowed somewhat in the third quarter, recording a modest increase of 2.7%. As a result, the Federal Reserve has taken a neutral stance with regard to interest rates. We anticipate the Fed will likely maintain its current posture for the foreseeable future.

The market should remain in turmoil through year-end 2000. There is much uncertainty with regard to the economic outlook and investors will continue their cautious posture.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,


/s/ James J. Weishan
James J. Weishan
President


                                    [GRAPH]


 Average Annual Total Return** Periods Ended October 31, 2000

                                  1 year            5 year              10 year
 Sentry Fund                       0.46%            10.73%               12.45%
 S&P "500"                         6.20%            21.71%               19.46%
 Russell 2000                     17.50%            12.49%               17.16%

     ** "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.

     The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES -- October 31, 2000         SENTRY FUND, INC.


                                                                         VALUE
SHARES            COMMON STOCKS (93.1%)                                 (NOTE 1)
------            ----------------------                              ----------
                  BASIC MATERIALS (1.0%)
     9,964        Alcoa Inc. ..................................       $  285,842
     5,300        E. I. du Pont de Nemours.....................          240,487
     7,500        International Paper Co. .....................          274,688
                  BUSINESS SERVICE (3.5%)
    20,000+       Fiserv, Inc. ................................        1,048,750
    50,000+       Tetra Tech, Inc. ............................        1,737,500
                  CAPITAL GOODS (5.1%)
     8,200        Boeing Co. ..................................          556,063
     7,900        Caterpillar Inc. ............................          276,994
    53,100        General Electric Co. ........................        2,910,544
     8,300+       Solectron Corp. .............................          365,200
                  COMPUTER EQUIPMENT (7.3%)
     2,021+       Agilent Technologies, Inc. ..................           93,598
    36,600+       Cisco Systems Inc. ..........................        1,971,825
    10,600+       EMC Corp. ...................................          944,062
    10,600        Hewlett-Packard Co. .........................          492,238
    15,000        Int'l. Business Machines Corp. ..............        1,477,500
     8,400+       Sun Microsystems Inc. .......................          931,350
                  CONSUMER PRODUCTS (1.2%)
     8,000        Gillette Co. ................................          279,000
     6,700        Kimberly-Clark Corp. ........................          442,200
    12,000        Newell Rubbermaid Inc. ......................          230,250
                  CONSUMER SERVICES (0.3%)
     7,500        Block (H & R), Inc. .........................          267,656
                  DRUG & HEALTH CARE (8.6%)
     6,600        American Home Products Corp. ................          419,100
     4,600+       Amgen Inc. ..................................          266,512
     5,300        Baxter International Inc. ...................          435,594
    13,000        Becton Dickinson & Co. ......................          435,500
    18,100+       Boston Scientific Corp. .....................          288,469
    10,600        Bristol-Myers Squibb Co. ....................          645,938
     5,600        Eli Lilly and Co. ...........................          500,500
     5,300+       Guidant Corp. ...............................          280,569
     7,300        Johnson & Johnson............................          672,512
    12,600        Merck & Co., Inc. ...........................        1,133,212
    33,350        Pfizer Inc. .................................        1,440,303
     7,800        Schering-Plough Corp. .......................          403,163
                  ENERGY (14.5%)
     8,900        Apache Corp. ................................          492,281
    20,000+       B J Services, Co. ...........................        1,048,750
    30,000        ENSCO Int'l. Inc. ...........................          997,500
    18,400        Exxon Mobil Corporation......................        1,641,050
    40,000+       Global Marine Inc. ..........................        1,060,000
    30,000+       Marine Drilling Cos., Inc. ..................          716,250
    20,000+       Noble Drilling Corp. ........................          831,250
    40,000+       Rowan Companies Inc. ........................        1,007,500
    11,500        Royal Dutch Petroleum Co. ...................          682,813
     5,900        Schlumberger Ltd. ...........................          449,138
    12,000        Texaco, Inc. ................................          708,750
    24,000        USX-Marathon Group...........................          652,500
    38,500+       Weatherford Int'l., Inc. ....................        1,405,250
                  ENTERTAINMENT (3.2%)
    12,600        Carnival Corp. ..............................          312,638
    17,300        Disney (Walt) Co. (The)......................          619,556
     8,900        Time Warner Inc. ............................          675,599
    13,600        Tribune Co. .................................          504,050
     8,400+       Viacom Inc. .................................          477,750
                  FINANCIAL (11.1%)
    14,600        American Express Co. ........................          876,000
    53,119        Associated Banc-Corp. .......................        1,278,176
     9,100        Bank of America Corp. .......................          437,369
    16,200        Bank of New York Cos. Inc. ..................          932,512
     7,050        Chase Manhattan Corp. .......................          320,775
    24,000        Citigroup Inc. ..............................        1,263,000
    12,600        Federal National Mortgage Assoc. ............          970,200
    14,300        First Union Corp. ...........................          433,469
    36,400        Firstar Corp. ...............................          716,625
     2,800        Morgan (JP) & Co. Inc. ......................          463,400
     9,700        Morgan Stanley Dean Witter & Co. ............          779,031
    10,700        Wells Fargo..................................          495,544

                                                                         VALUE
    SHARES                                                              (NOTE 1)
    ------                                                              --------
                   FOOD & BEVERAGES (3.9%)
      8,800        Anheuser-Busch Cos. Inc. ..................       $   402,600
     12,800        Coca-Cola Co. .............................           772,800
     15,900        ConAgra Food Inc. .........................           339,862
      7,600        Hershey Foods Corp. .......................           412,775
     16,600+       Kroger Co. ................................           374,537
      9,300        PepsiCo, Inc. .............................           450,469
     18,200        Sara Lee Corp. ............................           392,438
                   INSURANCE (1.4%)
     11,250        American Int'l Group, Inc. ................         1,102,500
                   INTERNET(1.1%)
     16,900+       America Online Inc. .......................           852,267
                   MANUFACTURING (7.9%)
     20,000+       APW Ltd. ..................................           923,750
     20,000        Black & Decker Corp. ......................           752,500
     70,000        Manitowoc Co. .............................         1,903,125
     50,000        Oshkosh Truck Corp. .......................         2,056,250
     12,700        Snap-On Inc. ..............................           324,644
      7,700        Tyco International Ltd. ...................           436,494
                   RESTAURANT (3.4%)
    118,250+       Consolidated Products, Inc. ...............           894,265
     15,000        McDonald's Corp. ..........................           465,000
    100,000        Ruby Tuesday, Inc. ........................         1,356,250
                   RETAIL (3.9%)
     13,300+       Federated Department Stores, Inc. .........           433,081
     12,000        Home Depot Inc. ...........................           516,000
     24,000        Wal-Mart Stores, Inc. .....................         1,089,000
     25,000        Walgreen Company...........................         1,140,625
                   SEMICONDUCTORS(4.0%)
      4,800+       Applied Materials Inc. ....................           255,000
     10,000+       Cypress Semiconductor Corp. ...............           374,375
     35,600        Intel Corp. ...............................         1,602,000
      2,500+       JDS Uniphase Corp. ........................           203,437
      5,800        Linear Technology Corp. ...................           374,462
      8,600        Texas Instruments Inc. ....................           421,938
                   SOFTWARE & SERVICES (5.0%)
     60,000        Avnet, Inc. ...............................         1,612,500
      5,900+       Computer Sciences Corp. ...................           371,700
     10,000+       Networks Associates, Inc. .................           192,500
     30,600+       Oracle Corp. ..............................         1,009,800
     58,400        Pioneer-Standard Electronics, Inc. ........           810,300
                   TELECOM (3.6%)
     20,000        AT&T Corp. ................................           463,750
     10,000        Bellsouth Corp. ...........................           483,125
      5,600+       Nextel Communications, Inc. ...............           215,250
     14,200        Nortel Networks Corp. .....................           646,100
     18,200        SBC Communications Inc. ...................         1,049,912
                   TOBACCO (0.9%)
     20,000        Philip Morris Cos., Inc. ..................           732,500
                   TRANSPORTATION (1.5%)
     26,922        Ford Motor Co. ............................           703,335
     10,000        Harley-Davidson, Inc. .....................           481,875
      2,016        Visteon Corp. .............................            35,664
                   UTILITIES (0.7%)
     15,000        TXU Corp. .................................           555,937
                                                                     -----------
                   TOTAL COMMON STOCKS........................        74,982,537
                    (COST $62,594,850)                               -----------

 PRINCIPAL
  AMOUNT           SHORT-TERM SECURITIES (9.2%)
  ------           ----------------------------
                   COMMERCIAL PAPER - DISCOUNTED
$  845,000         Wells Fargo Financial Inc.
                    Note due 11/01/00                          845,000
 1,808,000         General Motors
                    Note due 11/02/00                        1,807,673
 1,621,000         Household Finance Corp.
                    Note due 11/09/00                        1,618,654
 1,071,000         American General Finance Corp.
                    Note due 11/14/00                        1,068,487
 1,266,000         Ford Motor Credit Corp.
                    Note due 11/16/00                        1,262,572
   823,000         General Motors
                    Note due 11/16/00                          820,769
                                                           -----------
                   TOTAL SHORT-TERM SECURITIES               7,423,155
                                                           -----------
                   (Cost $7,423,155)
                   TOTAL INVESTMENTS (102.3%)               82,405,692
                   (Cost $70,018,005)
                   CASH AND RECEIVABLES
                     LESS LIABILITIES (2.3%)                (1,885,505)
                                                           -----------
                   NET ASSETS (100%)                       $80,520,187
                                                           ===========

+Non-income producing security during the year ended October 31, 2000.


                 See accompanying notes to financial statements

                               SENTRY FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
  Investments in securities, at
    market value (cost $70,018,005)    $82,405,692
  Cash                                     297,909
  Receivables:
    Dividends                               54,410
                                       -----------
       Total assets                                       $82,758,011

LIABILITIES:
  Investment securities purchased        2,070,452
  Investment advisory fees                 154,269
  Transfer agent fees                        2,519
  Custodian fees                               784
  Professional services                      9,800
                                       -----------
       Total liabilities                                    2,237,824
                                                          -----------

NET ASSETS                                                $80,520,187
                                                          ===========

ANALYSIS OF NET ASSETS:
  Paid in capital                                         $54,303,294
  Undistributed net investment income                         260,949
  Accumulated undistributed net realized gain
    on sales of investments                                13,568,257
  Net unrealized appreciation of investments               12,387,687
                                                          -----------
  Net assets, for 5,403,474 shares outstanding            $80,520,187
                                                          ===========
  Net asset value and
    redemption and offering price per share                    $14.90
                                                          ===========


                             STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 2000

INVESTMENT INCOME:
  Income:
    Dividends                           $901,075
    Interest                             299,207
                                        --------
       Total investment income                              $  1,200,282

  Expenses:
    Investment advisory fees             647,988
    Transfer agent fees                   30,257
    Professional services                 15,932
    Printing, stationery and postage       6,872
    Licenses and fees                     19,848
    Directors' fees and expenses           4,916
    Other expenses                        38,480
                                        --------
       Total expenses                                            764,293
                                                            ------------
         Net investment income                                   435,989
                                                            ------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on sales of investment securities         14,012,972
  Decrease in unrealized appreciation
    of investment securities                                 (14,273,924)
                                                            ------------
  Net realized and unrealized gain
    on investment securities                                    (260,952)
                                                            ------------
  Net increase in net assets resulting
    from operations                                         $    175,037
                                                            ============



                 See accompanying notes to financial statements

                               SENTRY FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 2000 and 1999

                                                2000                1999
                                                ----                ----
DECREASE IN NET ASSETS
OPERATIONS:
  Net investment income                     $   435,989       $    883,822

  Net realized gain on sales
    of investments                           14,012,972         13,802,594

  Decrease in unrealized
    appreciation on investments             (14,273,924)       (14,526,417)
                                            -----------        -----------
  Net change in net assets
    resulting from operations                   175,037            159,999
                                            -----------        -----------
DISTRIBUTIONS:
  Dividends from net
    investment income                          (694,731)          (673,692)

  Distributions of net realized gains       (13,863,090)       (11,228,402)
                                            -----------        -----------
  Total distributions to shareholders       (14,557,821)       (11,902,094)
                                            -----------        -----------
SHARE TRANSACTIONS:
  Net proceeds from sale of shares            2,299,681          3,763,233

  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                         14,322,617         11,731,012
                                            -----------        -----------
                                             16,622,298         15,494,245
  Cost of shares redeemed                   (17,408,422)       (19,912,629)
                                            -----------        -----------
  Net decrease in net assets
    derived from share transactions            (786,124)        (4,418,384)
                                            -----------        -----------
  Total decrease in net assets              (15,168,908)       (16,160,479)

NET ASSETS:
  Beginning of year                          95,689,095        111,849,574
                                            -----------        -----------
  End of year                               $80,520,187       $ 95,689,095
                                            ===========       ============

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial state-ments have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following summarizes the significant accounting policies of the Fund.

     Security Valuation -- Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates fair value.

     Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


                 See accompanying notes to financial statements

2.   CAPITAL SHARES

     At October 31, 2000, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000              1999
                                                                          ----              ----
   Shares sold                                                              154,090           199,698
   Shares issued to shareholders in reinvestment of distributions           987,181           638,663
                                                                         ----------        ----------
                                                                          1,141,271           838,361
   Shares redeemed                                                       (1,161,122)       (1,064,164)
                                                                         ----------        ----------
     Net decrease in shares outstanding                                     (19,851)         (225,803)
                                                                         ==========        ==========


3.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales of common stock during the year ended October 31, 2000 aggregated $74,783,804 and $92,776,891, respectively.

4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 2000.

     Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $5,713 in commissions to sales representatives for the year ended October 31, 2000. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

     As of October 31, 2000, Sentry Insurance and the Sentry 401(k) Plan held 31% and 24%, respectively, of the Fund's outstanding capital stock.

5.   DISTRIBUTIONS TO SHAREHOLDERS

     Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 16, 1999 and June 8, 2000, the Fund distributed $13,358,322 ($2.51 per share) and $504,768 ($.09 per share), respectively, related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 2000 will be paid out on December 14, 2000. On December 16, 1999, and June 8, 2000, the Fund distributed $638,645 ($.12 per share) and $56,086 ($.01 per share), respectively, from net investment income.

6.   INCOME TAX INFORMATION

     Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 2000 were as follows:

        Gross unrealized gains        $15,935,492
        Gross unrealized losses        (3,547,805)
                                      -----------
           Net                        $12,387,687
                                      ===========

     The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 2000 was $70,018,005.

FINANCIAL HIGHLIGHTS

     The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                            YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------
                                                    2000             1999           1998          1997                 1996
                                                    ----             ----           ----          ----                 ----
Net asset value, beginning of period              $  17.64         $  19.80        $  23.95       $  18.19           $ 16.29
                                                  --------         --------        --------       --------           -------
Income from investment operations
 Net investment income                                 .08              .15             .11            .13               .17
 Net realized and unrealized gains (losses)
  on investments                                      (.09)            (.19)           (.30)          6.70              3.01
                                                  --------         --------        --------       --------           -------
Total from investment operations                      (.01)            (.04)           (.19)          6.83              3.18

Less distributions
 Dividends from net investment income                 (.13)            (.12)           (.11)          (.16)             (.17)
 Distribution from net realized gains                (2.60)           (2.00)          (3.85)          (.91)            (1.11)
                                                  --------         --------        --------       --------           -------
Total distributions                                  (2.73)           (2.12)          (3.96)         (1.07)            (1.28)

Net asset value end of period                     $  14.90         $  17.64        $  19.80       $  23.95           $ 18.19
                                                  ========         ========        ========       ========           =======
Total return                                          .46%            (.57%)          (.76%)        39.23%            20.60%

Net assets, end of period (in thousands)          $ 80,520          $95,689        $111,850       $118,278           $97,154
Ratio of expenses to average net assets               .88%             .84%            .83%           .83%              .84%
Ratio of net investment income to
 average net assets                                   .50%             .81%            .55%           .61%              .95%
Portfolio turnover rate                             91.38%           24.33%          29.85%         40.75%            28.28%


                 See accompanying notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the "Fund") at October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
November 21, 2000


                       2000 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.